Exhibit 32.2

CERTIFICATION OF CFO PURSUANT TO

18 U.S.C. SECTION 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the report of Gaiam, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2011, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen J. Thomas, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2012

/s/ Stephen J. Thomas
Stephen J. Thomas
Chief Financial Officer
(Principal Financial Officer)